Schedule 13D

EXHIBIT I

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: October 5, 2020

OAKTREE VALUE OPPORTUNITIES FUND
HOLDINGS, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE VALUE OPPORTUNITIES FUND
GP, L.P.

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE OPPORTUNITIES FUND Xb
HOLDINGS (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OCM HOLDINGS I, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE CAPITAL MANAGEMENT GP, LLC

By:	Atlas OCM Holdings, LLC
Its:	Managing Member

By:	Oaktree New Holdings, LLC
Its:	Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

ATLAS OCM HOLDINGS, LLC

By:	Oaktree New Holdings, LLC
Its:	Member

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Henry Orren
Name:	Henry Orren
Title:	Vice President

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Justin Beber
Name:	Justin Beber
Title:	Chief Legal Officer

PARTNERS LIMITED

By:	/s/ Brian D. Lawson
Name:	Brian D. Lawson
Title:	Director

Annex A – Covered Persons

Each of the individuals identified in this Annex A disclaim beneficial ownership over the shares of Capital Stock reported herein.

Oaktree Value Opportunities Fund Holdings, L.P.

The general partner of Oaktree Value Opportunities Fund Holdings, L.P. is Oaktree Value Opportunities Fund GP, L.P.

Oaktree Value Opportunities Fund GP, L.P.

The general partner of Oaktree Value Opportunities Fund GP, L.P. is Oaktree Value Opportunities Fund GP Ltd.

Oaktree Value Opportunities Fund GP Ltd.

The sole shareholder of Oaktree Value Opportunities Fund GP Ltd. is Oaktree Fund GP I, L.P. and the sole director of Oaktree Value Opportunities Fund GP Ltd. is Oaktree Capital Management, L.P.

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

The general partner of Oaktree Opportunities Fund Xb Holdings (Delaware), L.P. is Oaktree Fund GP, LLC.

Oaktree Fund GP, LLC

The managing member of Oaktree Fund GP, LLC is Oaktree Fund GP I, L.P.

Oaktree Fund GP I, L.P.

The general partner of Oaktree Fund GP I, L.P. is Oaktree Capital I, L.P.

Oaktree Capital I, L.P.

The general partner of Oaktree Capital I, L.P. is OCM Holdings I, LLC.

OCM Holdings I, LLC

The managing member of OCM Holdings I, LLC is Oaktree Holdings, LLC.

Oaktree Holdings, LLC

The managing member of Oaktree Holdings, LLC is Oaktree Capital Group, LLC.

Oaktree Capital Management, L.P.

The general partner of Oaktree Capital Management, L.P. is Oaktree Capital Management GP, LLC.

Oaktree Capital Management GP, LLC

The manager of Oaktree Capital Management GP, LLC is Atlas OCM Holdings, LLC.

Atlas OCM Holdings, LLC

The name and principal occupation of each of the directors and executive officers of Atlas OCM Holdings, LLC are listed below.

Name	Principal Occupation

Howard S. Marks	Co-Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	Co-Chairman, Chief Investment Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman and Chief Investment Officer of Oaktree Capital Management, L.P.

Jay S. Wintrob	Chief Executive Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Chief Executive Officer of Oaktree Capital Management, L.P.

John B. Frank	Vice Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Vice Chairman of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Principal of Oaktree Capital Management, L.P.

Justin Beber	Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, Managing Partner, and Head of Corporate Strategy and Chief Legal Officer for Brookfield Asset Management Inc.

Bruce Flatt	Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Chief Executive Officer of Brookfield Asset Management Inc.

D. Richard Masson	Owner and general manager of Golden Age Farm, LLC

Marna C. Whittington	Retired

Steven J. Gilbert	Founder and Chairman of the Board of Gilbert Global Equity Partners, L.P.

Oaktree Capital Group, LLC

The name and principal occupation of each of the directors and executive officers of Oaktree Capital Group, LLC are listed below.

Name	Principal Occupation

Howard S. Marks	Co-Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	Co-Chairman, Chief Investment Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman and Chief Investment Officer of Oaktree Capital Management, L.P.

Jay S. Wintrob	Chief Executive Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Chief Executive Officer of Oaktree Capital Management, L.P.

John B. Frank	Vice Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Vice Chairman of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Principal of Oaktree Capital Management, L.P.

Justin Beber	Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, Managing Partner, and Head of Corporate Strategy and Chief Legal Officer for Brookfield Asset Management Inc.

Bruce Flatt	Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Chief Executive Officer of Brookfield Asset Management Inc.

D. Richard Masson	Owner and general manager of Golden Age Farm, LLC

Marna C. Whittington	Retired

Steven J. Gilbert	Founder and Chairman of the Board of Gilbert Global Equity Partners, L.P.

Daniel D. Levin	Chief Financial Officer of Oaktree Capital Group, LLC and Chief Financial Officer of Oaktree Capital Management, L.P.

Todd E. Molz	General Counsel, Chief Administrative Officer and Secretary of Oaktree Capital Group, LLC and General Counsel and Chief Administrative Officer of Oaktree Capital Management, L.P.

Oaktree Capital Group Holdings GP, LLC

Oaktree Capital Group Holdings GP, LLC is managed by an executive committee. The name and principal occupation of each of the members of the executive committee of Oaktree Capital Group Holdings GP, LLC and its executive officers are listed below.

Name	Principal Occupation

Howard S. Marks	Co-Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman of Oaktree Capital Management, L.P.

Bruce A. Karsh	Co-Chairman, Chief Investment Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Co-Chairman and Chief Investment Officer of Oaktree Capital Management, L.P.

Jay S. Wintrob	Chief Executive Officer and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Chief Executive Officer of Oaktree Capital Management, L.P.

John B. Frank	Vice Chairman and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Vice Chairman of Oaktree Capital Management, L.P.

Sheldon M. Stone	Principal and Director of Oaktree Capital Group, LLC and Atlas OCM Holdings, LLC, and Principal of Oaktree Capital Management, L.P.

Brookfield Asset Management Inc.

The name, principal occupation, address and citizenship of each of the directors and executive officers of Brookfield Asset Management Inc. are listed below.

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
M. Elyse Allan,	181 Bay Street, Suite 210, Toronto,	Corporate Director	U.S.A. and
Director	Ontario M5J 2T3, Canada		Canada
Jeffrey M. Blidner,	181 Bay Street, Suite 300, Toronto,	Vice Chair of Brookfield	Canada
Vice Chair and	Ontario M5J 2T3, Canada
Director
Angela F. Braly,	832 Alverna Drive, Indianapolis,	Corporate Director	U.S.A.
Director	Indiana 46260 U.S.A.
Jack L. Cockwell,	51 Yonge Street, Suite 400,	Chair of Brookfield Partners	Canada
Director	Toronto, Ontario M5E 1J1, Canada	Foundation
Marcel R. Coutu,	c/o Suite 1210 225 - 6th Ave. S.W.,	Corporate Director	Canada
Director	Calgary, Alberta T2P 1N2
Murilo Ferreira,	Rua General Venãncio Flores, 50	Former Chief Executive Officer of	Brazil
Director	Cob 01, Leblon Rio de Janeiro, RJ	Vale SA
22441-090
J. Bruce Flatt,	One Canada Square, Level 25	Managing Partner and Chief	Canada
Director and	Canary Wharf, London E14 5AA	Executive Officer of Brookfield
Managing Partner	U.K.
and Chief Executive
Officer

Maureen Kempston	10 Avoca Avenue, Unit 1904,	Corporate Director	Canada
Darkes, Director	Toronto, Ontario M4T 2B7
Brian W. Kingston,	250 Vesey Street, 15th Floor, New	Managing Partner, Chief Executive	Canada
Managing Partner,	York, NY 10281-1023 U.S.A.	Officer Real Estate of Brookfield
Chief Executive
Officer Real Estate
Brian D. Lawson,	181 Bay Street, Suite 300, Toronto,	Vice Chair of Brookfield	Canada
Vice Chair and	Ontario M5J 2T3, Canada
Director
Cyrus Madon,	181 Bay Street, Suite300, Toronto,	Managing Partner, Chief Executive	Canada
Managing Partner,	Ontario M5J 2T3, Canada	Officer Private Equity of Brookfield
Chief Executive
Officer Private
Equity
Frank J. McKenna,	TDCT Tower	Chair of Brookfield and Deputy	Canada
Director	161 Bay Street, 35th Floor	Chair of TD Bank Group,
	Toronto, Ontario	Wholesale
M5J 2T2, Canada
Rafael Miranda,	C/Santiago de Compostela 100	Corporate Director	Spain
Director	28035 Madrid, Spain
Janice Fukakusa,	181 Bay Street, Suite 300, Toronto,	Corporate Director	Canada
Director	Ontario M5J 2T3, Canada
Lord Augustine	Frontier Economics, 71 High	Chairman of Frontier Economics	United
Thomas O’Donnell,	Holborn, London U.K. WC1V 6DA	Limited	Kingdom
Director
Lori Pearson,	181 Bay Street, Suite 300, Toronto,	Managing Partner and Chief	Canada
Managing Partner	Ontario M5J 2T3, Canada	Operating Officer of Brookfield
and Chief Operating
Officer
Samuel J.B. Pollock,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Chief Executive	Canada
Managing Partner,	Ontario M5J 2T3, Canada	Officer Infrastructure of Brookfield
Chief Executive
Officer Infrastructure
Seek Ngee Huat,	501 Orchard Road, #08 - 01	Chairman, Global Logistic	Singapore
Director	Wheelock Place, Singapore 238880	Properties
Sachin G. Shah,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Chief Investment	Canada
Managing Partner,	Ontario M5J 2T3, Canada	Officer
Chief Investment
Officer

Diana L. Taylor,	c/o Bloomberg, Philanthropies, 25	Corporate Director	U.S.A. and
Director	East 78th Street, New York, N.Y.		Canada
10075
Justin Beber,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Head of	Canada
Managing Partner,	Ontario M5J 2T3, Canada	Corporate Strategy and Chief Legal
Head of Corporate		Officer of Brookfield
Strategy and Chief
Legal Officer
Howard S. Marks,	c/o Oaktree Capital Management,	Co-Chairman, Oaktree Capital	U.S.A
Director	L.P., 333 South Grand Avenue, 28th	Management
Floor, Los Angeles, California
90071

Nicholas H.	181 Bay Street, Suite 300, Toronto,	Managing Partner and Chief	United
Goodman, Managing	Ontario M5J 2T3, Canada	Financial Officer of Brookfield	Kingdom
Partner and Chief
Financial Officer
Craig Noble,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Chief Executive	Canada
Managing Partner,	Ontario M5J 2T3, Canada	Officer Alternative Investments of
Chief Executive		Brookfield
Officer Alternative
Investments

Partners Limited

The name, principal occupation, address and citizenship of each of the directors and executive officers of Partners Limited are listed below.

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Jack L. Cockwell,	51 Yonge Street, Suite 400 Toronto,	Chairman of Brookfield Partners	Canada
Director and	Ontario M5E 1J1, Canada	Foundation
Chairman of the
Board
Brian W. Kingston,	250 Vesey Street, 15th Floor, New	Managing Partner, Chief Executive	Canada
Director	York, NY 10281-1023 U.S.A.	Real Estate of Brookfield
Brian D. Lawson,		Vice Chair of Brookfield	Canada
Director and	181 Bay Street, Suite 300, Toronto,
President	Ontario M5J 2T3, Canada
Cyrus Madon,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Chief Executive	Canada
Director	Ontario M5J 2T3, Canada	Officer Private Equity of Brookfield
Timothy R. Price,	51 Yonge Street, Suite 400,	Corporate Director	Canada
Director	Toronto, Ontario M5E 1J1, Canada
Samuel J.B. Pollock,	181 Bay Street, Suite 300, Toronto,	Managing Partner, Chief Executive	Canada
Director	Ontario M5J 2T3, Canada	Officer Infrastructure of Brookfield
Sachin G. Shah,		Managing Partner, Chief Investment	Canada
Director	181 Bay Street, Suite 300, Toronto,	Officer of Brookfield
Ontario M5J 2T3, Canada
Lisa Chu, Treasurer	181 Bay Street, Suite 300, Toronto,	Senior Vice President—Finance of	Canada
	Ontario M5J 2T3, Canada	Brookfield
Lorretta Corso,	181 Bay Street, Suite 300, Toronto,	Administrator, Corporate Secretary	Canada
Secretary	Ontario M5J 2T3, Canada	of Brookfield
Tim Wang, Assistant	181 Bay Street, Suite 300, Toronto,	Manager, Capital Markets and	Canada
Secretary	Ontario M5J 2T3, Canada	Treasury of Brookfield